Redeemable Convertible Preferred Stock and Stockholders' Equity	12 Months Ended
Dec. 31, 2024
IKENA ONCOLOGY INC
Redeemable Convertible Preferred Stock and Stockholders' Equity
8. REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY
Common Stock
As of December 31, 2024 and 2023, the Company had 150,000,000 shares of common stock authorized, of which 4,021,458 were issued and outstanding as of December 31, 2024 and 2023, of which 3,490,744 shares were voting common stock and 530,714 shares were non-voting
common stock.
Voting:
The holders of shares of voting common stock are entitled to one vote for each share of voting common stock held at all meetings of stockholders and written action in lieu of meetings; there is no cumulative voting. The holders of outstanding shares of voting common stock shall be entitled to elect two directors of the Company. Shares of non-voting
common stock are convertible into shares of voting common stock on a 1:1 basis, upon written notice by the holder, subject to notice periods for certain holders.

Dividends:
The holders of both classes of common stock are entitled to receive dividends, if and when declared by the Board of Directors. No dividends have been declared or paid by the Company since its inception.
Liquidation:
After payment to the holders of shares of Preferred Stock of their liquidation preferences, the remaining assets of the Company are distributed to the holders of both classes of common stock.
Preferred Stock
On August 4, 2023, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series A
Non-Voting
Convertible Preferred Stock (“Certificate of Designation”) with the Secretary of State of the State of Delaware in connection with the Acquisition, which provided for the issuance of shares of Series A Preferred Stock. Pursuant to the Acquisition, the Company agreed to issue 4,153,439 shares of Series A Preferred Stock to Pionyr stockholders. The Company agreed to hold a special meeting of stockholders to submit the approval of the conversion of the Series A Preferred Stock into shares of common stock, pursuant to which each share of Series A Preferred Stock would be convertible into 0.083 (rounded to the nearest one thousandth) shares of voting common stock, provided, however, that if such stockholder already held shares of the Company’s non-voting
common stock prior to the conversion, such holder would receive shares of non-voting
common stock in lieu of shares of voting common stock to the extent the issuance of shares of voting common stock to such holder would result in such holder, when aggregated with its affiliates for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, beneficially owning more than 9.99% of the Company’s voting common stock. If stockholders had not approved the conversion of the Series A Preferred Stock into common stock by February 4, 2024 (six (6) months from the closing of the Acquisition), then, upon any attempted conversion, holders of Series A Preferred Stock may have thereafter required the Company to repurchase the Series A Preferred Stock at the then-current fair value of the underlying common stock.
The Company classified convertible preferred stock as temporary equity in the accompanying consolidated statement of Redeemable Convertible Preferred Stock and Stockholders’ Equity due to terms that allowed for redemption of the shares in cash upon certain events that are outside of the Company’s control, including failure to obtain stockholder approval of the conversion of the Series A Preferred Stock. The Company did not accrete the value of the convertible preferred stock to the redemption values since a liquidation event was not considered probable prior to the conversion date.
The Series A Preferred Stock was subsequently converted to shares of the Company’s common stock pursuant to stockholder approval at a special meeting of stockholders held on October 11, 2023.